Exhibit 99.2

McEwen Mining Announces AGM Voting Results and Reverse Split

TORONTO, July 12, 2022 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) ("MUX" or the "Company”) announces that it is proceeding with a 1-for-10 reverse split of the common shares of the Company ("the Reverse Split") with an effective date on or about July 26, 2022.  Notice has been provided to the New York Stock Exchange ("NYSE"), and MUX's common shares are expected to begin trading on the NYSE and the Toronto Stock Exchange ("TSX"), on a consolidated basis, on or about July 26, 2022.

At the MUX Annual Meeting of Shareholders, held on July 7th, 2022, the Company's shareholders approved the proposal to grant the Board of Directors the discretion to amend the articles of incorporation to effect a reverse split of the outstanding common stock on a ratio of not less than 1-for-5 and not more than 1-for-10. Additionally, the shareholders approved the proposal to amend the articles of incorporation to reduce the number of common stock authorized to be issued from 675 million shares to 200 million shares.

Following the Reverse Split, the number of outstanding common shares of the Company will be reduced from approximately 474 million outstanding common shares to approximately 47 million outstanding common shares. MUX's common shares will continue to trade on the NYSE and the TSX under the existing ticker symbols. Following the Reverse Split, the new CUSIP number for the Company's common shares will be 58039P305, and the new ISIN for the Company's common shares will be US58039P3055.

MUX's transfer agent, Computershare Investor Services ("Computershare"), will act as the exchange agent for the Reverse Split. On the effective date of the Reverse Split, Computershare will send instructions (a “Letter of Transmittal”) to shareholders who hold stock certificates regarding the exchange of old certificates for new certificates.  Shareholders who hold their shares in brokerage accounts or "street name" are not required to take any action to effect the exchange of their shares. No fractional common shares will be issued in connection with the Reverse Split; any fractional shares will be canceled.

Election of New Director

Mr. Ian Ball had been newly elected to the Company's Board of Directors. Ian has spent the majority of his professional career in the mining and natural resource sector. In executive roles he has been involved in companies focused on gold and silver exploration and development in North and South America as well as royalty businesses. He most recently served as the President and CEO of Abitibi Royalties, Inc., a Toronto-listed gold royalty company. He joined Abitibi in 2014 and served as an officer and director until 2021, when the company was acquired for $250 million. Prior to his tenure at Abitibi, Ian served as McEwen Mining's President.

AGM Voting Results

At the annual meeting of shareholders held on July 7th, 2022, MUX shareowners voted to:

•	Elect as directors: Robert McEwen, Allen Ambrose, Ian Ball, Richard Brissenden, Robin Dunbar, Dr. Donald Quick, Dr. Merri Sanchez, and William Shaver.

•	Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

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•	Approve the named executive officer compensation (on an advisory basis), and set the frequency with which shareholders are entitled to vote on compensation at every three years.

•	Approve the proposal to grant the Board of Directors the discretion to amend the articles of incorporation to effect a reverse split of the outstanding common stock on a ratio of not less than 1-for-5 and not more than 1-for-10.

•	Approve the proposal to amend the articles of incorporation to reduce the number of common stock authorized to be issued from 675 million shares to 200 million shares.

Detailed voting results are as follows.

For the election of directors:

	For	Withheld	Percentage For	Percentage Withheld
Robert R. McEwen	171,581,744	11,233,062	93.86%	6.14%
Allen V. Ambrose	168,694,429	14,120,377	92.28%	7.72%
Richard W. Brissenden	171,099,372	11,715,434	93.59%	6.41%
Robin E. Dunbar	170,595,019	12,219,787	93.32%	6.68%
Donald R.M. Quick	171,096,051	11,718,755	93.59%	6.41%
Merri Sanchez	171,188,034	11,626,772	93.64%	6.36%
William M. Shaver	171,399,520	11,415,286	93.76%	6.24%
Ian Ball	171,638,113	11,176,693	93.89%	6.11%

For the advisory vote on the approval of executive compensation:

For	Against	Abstain	Percentage For	Percentage Against	Percentage Abstain
165,788,946	14,208,713	2,817,397	90.69%	7.77%	1.54%

For the approval of the frequency of holding advisory votes on compensation:

1 Year	2 Years	3 Years	Abstain
77,524,138	2,726,549	100,143,283	2,421,086

For the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm:

For	Against	Abstain	Percentage For	Percentage Against	Percentage Abstain
238,132,480	3,728,244	6,124,650	96.03%	1.50%	2.47%

For the proposal to grant the Board of Directors the discretion effect the Reverse Split:

For	Against	Abstain	Percentage For	Percentage Against	Percentage Abstain
216,390,016	22,413,156	1,591,357	90.02%	9.32%	0.66%

For the proposal to reduce the number of authorized shares:

For	Against	Abstain	Percentage For	Percentage Against	Percentage Abstain
217,682,278	21,362,046	1,350,205	90.55%	8.89%	0.56%

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CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, effects of the COVID-19 pandemic, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by the management of McEwen Mining Inc.

ABOUT MCEWEN MINING

McEwen Mining is a diversified gold and silver producer and explorer focused in the Americas with operating mines in Nevada, Canada, Mexico and Argentina. It also has a large exposure to copper through its subsidiary McEwen Copper, owner of the Los Azules copper deposit in Argentina.

CONTACT INFORMATION:
Investor Relations: (866)-441-0690 Toll-Free (647)-258-0395 Mihaela Iancu ext. 320 info@mcewenmining.com

Website: www.mcewenmining.com

Facebook: facebook.com/mcewenmining

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Twitter: twitter.com/mcewenmining

Twitter: twitter.com/robmcewenmux

Instagram: instagram.com/mcewenmining

150 King Street West Suite 2800, P.O. Box 24 Toronto, ON, Canada M5H 1J9

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